SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ObjectSoft Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                                                 22-3091075
-----------------------                                      ----------------
(State of Incorporation                                      (I.R.S. Employer
   or Organization)                                       Identification Number)


Continental Plaza III, 433 Hackensack Avenue
Hackensack, New Jersey 07601                                      06902
---------------------------------------------                   ---------
         (Address of Principal                                 (Zip Code)
          Executive Offices)


If  this   Form   relates   to  the          If  this   Form   relates   to  the
registration  of a  class  of  debt          registration  of a  class  of  debt
securities  and is  effective  upon          securities   and   is   to   become
filing    pursuant    to    General          effective  simultaneously  with the
Instruction  A(c)(1)  please  check          effectiveness   of   a   concurrent
the following box. [_]                       registration  statement  under  the
                                             Securities  Act of 1933 pursuant to
                                             General  Instruction A(c)(2) please
                                             check the following box. [_]

     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0001 par value per share
                     Class A Common Stock Purchase Warrants
                    ----------------------------------------
                                (Title of Class)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           Information required by this Item 1 relating to the Registrant's securities is set forth in the sections captioned "Description of Securities - Common Stock - Class A Warrants" in the prospectus included in the Registrant's Registration Statement, as amended, on Form SB-2 (File No. 333-10519) (the "Registration Statement"). The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

ITEM 2.    EXHIBITS

           1.0 The sections captioned "Description of Securities - Common Stock - Class A Warrants" are set forth in the prospectus included in the Registration Statement and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

           3.1(a)     Certificate  of  Incorporation  of the Company.  (Filed as
                      Exhibit   3.1(a)  to  the   Registration   Statement   and
                      incorporated herein by reference.)

           3.1(b) Form of Amendment to Certificate of Incorporation of the Company to be filed preceding the closing of the
                      Registrant's initial public offering pursuant to the Registration Statement (the "Offering"). (Filed as Exhibit 3.1(b) to the Registration Statement and incorporated herein by reference.)

           3.2(a)     By-laws of the  Company.  (Filed as Exhibit  3.2(a) to the
                      Registration   Statement   and   incorporated   herein  by
                      reference.)

           3.2(b) Form of Amended and Restated Bylaws of the Company to become effective upon closing of the Offering. (Filed as
                      Exhibit 3.2(b) to the Registration Statement and incorporated herein by reference.)

           4.2 Specimen Stock Certificate of the Company's Common Stock (Filed as Exhibit 4.2 to the Registration Statement and incorporated herein by reference.)

           4.3        Form of  Warrant  Agreement,  including  form  of  Class A
                      Warrant   (Filed  as  Exhibit  4.3  to  the   Registration
                      Statement and incorporated herein by reference.)

                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         OBJECTSOFT CORPORATION


Dated: October 11, 1996                  By: /s/ David E. Y. Sarna
      ----------------------                -----------------------------
                                               David E. Y. Sarna,
                                               Chairman

                                  EXHIBIT INDEX

           1.0 The sections captioned "Description of Securities - Common Stock - Class A Warrants" are set forth in the prospectus included in the Registrant's Registration Statement, as amended, on Form SB-2 (File No. 333-10519) (the "Registration Statement") and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

           3.1(a)     Certificate  of  Incorporation  of the Company.  (Filed as
                      Exhibit   3.1(a)  to  the   Registration   Statement   and
                      incorporated herein by reference.)

           3.1(b) Form of Amendment to Certificate of Incorporation of the Company to be filed preceding the closing of the
                      Registrant's initial public offering pursuant to the Registration Statement (the "Offering"). (Filed as Exhibit 3.1(b) to the Registration Statement and incorporated herein by reference.)

           3.2(a)     By-laws of the  Company.  (Filed as Exhibit  3.2(a) to the
                      Registration   Statement   and   incorporated   herein  by
                      reference.)

           3.2(b) Form of Amended and Restated Bylaws of the Company to become effective upon closing of the Offering. (Filed as
                      Exhibit 3.2(b) to the Registration Statement and incorporated herein by reference.)

           4.2 Specimen Stock Certificate of the Company's Common Stock (Filed as Exhibit 4.2 to the Registration Statement and incorporated herein by reference.)

           4.3        Form of  Warrant  Agreement,  including  form  of  Class A
                      Warrant   (Filed  as  Exhibit  4.3  to  the   Registration
                      Statement and incorporated herein by reference.)